Exhibit 32
WAFD, INC. AND SUBSIDIARIES
CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of WaFd, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the undersigned's best knowledge and belief:
(a) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: May 2, 2025

WaFd, Inc.
(Company)

/s/ Brent J. Beardall
BRENT J. BEARDALL
President & Chief Executive Officer

/s/ Kelli J. Holz
KELLI J. HOLZ
Executive Vice President and Chief Financial Officer